Exhibit 10.4

EXECUTION VERSION

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of November 29, 2017, by and among WillScot Corporation, a Delaware corporation (the “Company”), and Sapphire Holding S.à r.l., a Luxembourg société à responsabilité limitée (the “Investor”).

WHEREAS, as set forth in that certain Stock Purchase Agreement dated August 21, 2017 (as amended from time to time, the “Purchase Agreement”) by and among the Company, Williams Scotsman Holdings Corp., a Delaware corporation (“Holdco”), and each of the seller parties named therein, the parties thereto have agreed, among other things, and in accordance with the terms and subject to the conditions set forth in the Purchase Agreement, that Holdco will purchase from the sellers and the sellers will sell to Holdco, in each case, on a pro rata basis in accordance with each seller’s respective ownership percentage, all of the issued and outstanding shares of common stock of Williams Scotsman International, Inc., a Delaware corporation (“Williams Scotsman”);

WHEREAS, pursuant to the terms of the Purchase Agreement, in connection with the transactions contemplated by the Purchase Agreement, the Investor has agreed to contribute cash to the Company in exchange for shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.                                      Subscription.  The Investor hereby irrevocably subscribes for and agrees to purchase from the Company 43,568,901 shares (the “Shares”) of Common Stock at a price of $9.60 per share for an aggregate purchase price of $418,261,445.78 (the “Purchase Price”) on the terms provided for herein.

2.                                      Closing.  Subject to the terms and conditions of this Agreement, the closing of the sale of the Shares contemplated hereby (the “Closing”) shall take place at the offices of Allen & Overy LLP, 1221 Avenue of the Americas, New York, NY 10020 on the date hereof, or at such other time and place as the parties may mutually agree upon orally or in writing (the day on which the Closing takes place, the “Closing Date”). At the Closing, the Investor shall deliver to the Company the Purchase Price by wire transfer of immediately available funds to an account designated by the Company. Immediately upon confirmation that such wire has been initiated, the Company shall deliver (or cause to be delivered) the Shares in book entry form to the Investor or to a custodian designated by the Investor, as applicable.

3.                                      Use of Proceeds. The proceeds from the sale of the Shares shall be used by the Company for the consummation of the Transactions, as set forth in the Purchase Agreement.

4.                                      Company Representations and Warranties.  The Company represents and warrants to the Investor that:

a.                                      Qualification and Organization of the Company. The Company has been duly incorporated, is validly existing and is in good standing under the laws of the State of Delaware.  The Company is not in violation of any of the provisions of its certificate of incorporation or bylaws. The Company has all requisite corporate power and authority to enter into this Agreement, to carry on its business as presently conducted and perform its obligations hereunder and to consummate the Transactions including the issuance and sale of the Shares as contemplated by this Agreement.  The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the

Company of the Transactions including the issuance and sale of the Shares have been duly authorized by all requisite action on the part of the Company.  This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by the Investor) this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).  Except for its ownership of Holdco, prior to giving effect to the Transactions, the Company does not own, directly or indirectly, any capital stock or other equity interests in any entity or person and does not have any subsidiaries.

b.                                      Capitalization of the Company.   The Company has the capitalization set forth in the Company’s proxy statement/prospectus included in its Form S-4 registration statement (the “Registration Statement”) as filed with the Securities and Exchange Commission and mailed to stockholders of the Company in connection with the transactions contemplated by the Purchase Agreement (the “Proxy Statement/Prospectus”), after giving effect to the domestication proposal as set forth therein.  All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable legal requirements.  No person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company.  Except as described in the Proxy Statement/Prospectus, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, except for securities that may be granted to employees of Williams Scotsman (as defined in the Proxy Statement/Prospectus) under the Company’s proposed 2017 incentive award plan (the “Plan”) to be entered into on or around the Closing Date.  Except as described in the Proxy Statement/Prospectus, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the stockholders of the Company relating to the securities of the Company held by them.  Except as described in the Proxy Statement/Prospectus and in this Agreement, no person or other legal entity has the right to require the Company to register any securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other person or legal entity.  Except as described in the Proxy Statement/Prospectus, there are no material profit participation or phantom equity awards, interests, or rights with respect to the Company or its capital stock issued to or held by any current or former director, officer, employee or consultant of the Company.

c.                                       Valid Issuance.  The Shares have been duly and validly authorized and, when issued and delivered to the Investor against full payment therefor in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s certificate of incorporation or bylaws under the laws of the State of Delaware.

d.                                      No Conflict. The issuance and sale of the Shares and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein will be done in accordance with the NASDAQ marketplace rules and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries, after giving effect to the Transactions, pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, that would have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations (a “Material Adverse Effect”)

of the Company or materially affect the validity of the Shares or the legal authority of the Company to comply in all material respects with the terms of this Agreement; (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, that would have a Material Adverse Effect on the Company or materially affect the validity of the Shares or the legal authority of the Company to comply with this Agreement.

e.                                       SEC Filings.  The Company has timely filed with or furnished to (as applicable) the SEC all filings required to be made by it pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Securities Act, including the Registration Statement (collectively, the “SEC Filings”). As of their respective dates, the SEC Filings, including any financial statements or schedules included or incorporated by reference therein, at the time filed, or if amended at the time of amendment, complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Filings.  As of their respective dates, the SEC Filings, including any financial statements or schedules included or incorporated by reference therein, at the time filed, or if amended at the time of amendment, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

f.                                        Litigation.  Except as described in the SEC Filings, there are no material pending legal proceedings before any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties against or affecting the Company, its subsidiaries or any of its or their properties, and to the Company’s knowledge, no such material legal proceedings are threatened.

g.                                       Financial Statements.  The financial statements of the Company as of December 31, 2016 and for the fiscal year then ended and as of March 31, 2017 and for the three months then ended included in the SEC Filings present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in material conformity with U.S. generally accepted accounting principles (“GAAP”) (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by quarterly reports on Form 10-Q under the Exchange Act).  Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof or as expressly permitted or contemplated by the Purchase Agreement, neither the Company nor any of its subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

h.                                      Compliance with NASDAQ Continued Listing Requirements.  The Company is in compliance with all applicable continued listing requirements of NASDAQ.  There are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the Common Stock on NASDAQ and the Company has not received any currently pending notice of the delisting of the Common Stock from NASDAQ.

i.                                          Brokers and Finders. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the issuance and sale of the Shares contemplated hereby based upon arrangements made by or on behalf of the Company, other than as previously disclosed to the Investor.

j.                                         No Other Representations or Warranties.  To the knowledge of the Company, no representation or warranty of the Company included in this Agreement and, to the knowledge of the Company, no information or statement contained in the SEC Filings or in any other document furnished or to be furnished to the Investor in connection herewith contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

5.                                      Investor Representations and Warranties.  The Investor represents and warrants to the Company that:

a.                                      Qualification and Organization of the Investor.  The Investor is a Luxembourg société à responsabilité limitée, with all requisite power and authority to enter into this Agreement, to carry on its business as presently conducted and perform its obligations hereunder.  The execution and delivery by the Investor of this Agreement, the performance by the Investor its obligations hereunder and the consummation by the Investor of the purchase of the Shares have been duly authorized by all requisite action on the part of the Investor.  This Agreement has been duly executed and delivered by the Investor, and (assuming due authorization, execution and delivery by the Company) this Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

b.                                      No Conflict.  The purchase of the Shares by the Investor and compliance by the Investor with all applicable provisions of this Agreement will not result in any violation of the provisions of the organizational documents of the Investor or result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Investor or any of its properties, that would have a Material Adverse Effect on the Investor or materially affect the legal authority of the Investor to comply with this Agreement.

c.                                       Status and Investment Intent of the Investor.  The Investor is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or (ii) an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and the Investor is acquiring the Shares for its own account for investment purposes only and not with a view to any public distribution thereof or with any intention of selling, distributing or otherwise disposing of the Shares in a manner that would violate the registration requirements of the Securities Act.  The Investor is not an entity formed for the specific purpose of acquiring the Shares and is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. The Investor acknowledges and agrees that the Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act, except: (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares shall contain a legend to such effect.  The Investor is able to bear the economic risk of holding the Shares for an indefinite period (including total loss of its investment), and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment. The Investor acknowledges and affirms that, with the assistance of its advisors, it has conducted and completed its own investigation, analysis and evaluation related to the investment in the Shares.  The Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares.

d.                                      Brokers and Finders.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the issuance and sale of the Shares contemplated hereby based upon arrangements made by or on behalf of the Investor.

e.                                       No Other Representations or Warranties.  The Investor understands and agrees that it is purchasing Shares directly from the Company. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by the Company, or its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Agreement.

6.                                      Securities Law Matters.

a.                                      Restricted Securities. The Investor understands that the Shares are “restricted securities” under applicable federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving any public offering and that under such laws and applicable regulations the Shares may be resold without registration under the Securities Act only in certain limited circumstances.

b.                                      Legends. It is understood that, except as provided below, book entry accounts evidencing the Shares may bear the following or similar legends:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT THESE SECURITIES MAY BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER OR A SUBSIDIARY THEREOF, (B) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (D) INSIDE THE UNITED STATES PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (E) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE LAWS OF ANY OTHER JURISDICTION.

c.                                       Removal of Legends. Notwithstanding the foregoing, the Investor shall be entitled to receive from the Company a like number of shares not bearing such legend upon the request of the Investor (i) at such time as such restrictions are no longer applicable and (ii) with respect to the restriction on transfer of such shares under the Securities Act, the delivery of a customary opinion of counsel to the Investor, which opinion is reasonably satisfactory in form and substance to the Company and its counsel, that the restriction referenced in such legend is no longer required in order to ensure compliance with the Securities Act.

7.                                      NASDAQ Listing. As of the Closing Date, the Company shall have prepared and filed with NASDAQ an additional shares listing application covering all of the Shares and the Shares shall have been approved for listing on NASDAQ, subject to official notice of issuance.

8.                                      Lockup.  Except for the Transfer by Investor of up to 300,000 Shares to Gerald E. Holthaus during a thirty (30)-day period following the Closing Date, the Investor agrees that, without the prior written consent of the Company, it shall not Transfer any Shares beneficially owned by it until the expiration of the six-month period commencing on the Closing Date. Notwithstanding the preceding sentence, Transfers of Shares are permitted: (a) to the Investor’s officers or directors, any affiliates or family members of any of the Investor’s officers or directors, (b) in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of one of the individual’s immediate family or an affiliate of such person, (c) to another corporation, partnership or other business entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the Investor, (d) to limited or general partners or managers of the Investor, any member of any group undertaking for the time being of the Investor (excluding any portfolio company) (such group, the “Investor Group”), any investment fund which has the same general partner or manager as the Investor or a member of the Investor Group, any investment fund in respect of which the Investor or a member of the Investor Group is a general partner or manager and any limited partners (or an affiliate of such limited partner) in such investment fund, (e) in the case of an individual, by virtue of the laws of descent and distribution upon death of the individual, (f) in the case of an individual, pursuant to a qualified domestic relations order, (g) as a distribution or dividend to equity holders (including, without limitation, general or limited partners and members) of the Investor (including upon the liquidation and dissolution of the Investor pursuant to a plan of liquidation approved by the Investor’s equity holders), (h) as a bona fide gift to a charitable organization, (i) if transfers, sales, tenders or other dispositions of Shares are to a bona fide third party pursuant to a tender offer for securities of the Company or any merger, consolidation or other business combination involving a change of control of the Company that, in each case with respect to this clause (i), has been approved by the board of directors of the Company (including, without limitation, entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Shares in connection with any such transaction, or vote any Shares in favor of any such transaction); provided that all Shares subject to this Section 8 that are not so transferred, sold, tendered or otherwise disposed of remain subject to the restrictions set forth herein and each donee, distributee, transferee, or beneficiary shall enter into a written agreement agreeing to be bound by the transfer restrictions contained in this Section 8.

For purposes of this Section 8, “Transfer” means the (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or the establishment or increase of a put equivalent position or liquidation with respect to or a decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to, any Shares, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares, whether any such transaction is to be settled by delivery of Shares or other securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

9.                                      Registration Rights.  As set forth in the Purchase Agreement, the Shares will be subject to the registration rights agreement by and between the Investor and the Company, substantially in the form attached to the Purchase Agreement as Exhibit G, which provides for certain demand, shelf and piggyback registration rights for all shares of the Company’s Common Stock held by the Investor.

10.                               Survival. The representations and warranties, covenants and agreements contained herein shall survive the Closing and shall remain in full force and effect following the Closing Date.

11.                               Miscellaneous.

a.                                      Public Announcements. None of the Company, the Investor, or any of their respective affiliates, shall issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other parties; provided, however, that such party may issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party if such party (a) determines, after consultation with outside counsel, that such press release or other public announcement is required by applicable law, including the Securities Act or Exchange Act and (b) endeavors, on a basis reasonable under the circumstances, to provide a meaningful opportunity to the other party to review and comment upon such press release or other public announcement in advance and shall give due consideration to all reasonable additions, deletions or changes suggested thereto.

b.                                      Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), telecopied (notice deemed given upon confirmation of receipt) or sent by a nationally recognized overnight courier service, such as Federal Express (notice deemed given upon receipt of proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to the Company, to:

WillScot Corporation

901 S. Bond Street, #600

Baltimore, MD 21231

Attention: Bradley Bacon, General Counsel

E-mail: bradley.bacon@willscot.com

with a copy to:

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166

Attention: Joel L. Rubinstein

Facsimile: (212) 294-4700

E-mail: jrubinstein@winston.com

if to the Investor to:

TDR Capital II Holdings L.P., acting by its Manager

20 Bentinck Street

London, WIU 2EU

Attn: General Counsel of the Manager

Email: notifications@tdrcapital.com

with a copy to:

Allen & Overy LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: William Schwitter

E-mail: william.schwitter@allenovery.com

c.                                       Headings.  The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

d.                                      Expenses.  Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred

e.                                       Counterparts.  This Agreement may be executed manually or by facsimile or pdf by the parties hereto, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties hereto and delivered to the other parties hereto.

f.                                        Entire Agreement; Third-Party Beneficiaries.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof and thereof. No provision of this Agreement, express or implied, is intended to or shall confer upon any other person other than the parties any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

g.                                       Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

h.                                      Governing Law; Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to conflict of laws principles that would result in the application of the Law of any other jurisdiction. Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if (and only if) such court determines it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Delaware, and appellate courts thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereto hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Delaware, and appellate courts thereof; (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks subject matter jurisdiction, the Federal court of the United States of America sitting in Delaware, and appellate courts thereof; (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in such courts; and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such courts.  Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Each party irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 11(h) in the manner provided for notices in Section 11(b).  Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by law.

i.                                          Waiver of Jury Trial.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN

CONTRACT, TORT, EQUITY OR OTHERWISE.  EACH PARTY HEREBY FURTHER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  EACH PARTY  CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11(I).

j.                                         Assignment.  This Agreement shall not be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties.  Subject to the preceding sentence, but without relieving any party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

k.                                      Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an instrument in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

l.                                          Enforcement; Remedies.  Except as otherwise expressly provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

m.                                  Further Assurances.  At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

WILLSCOT CORPORATION

By:	/s/ Jeff Sagansky
	Name:	Jeff Sagansky
	Title:	President and Chief Executive Officer

SAPPHIRE HOLDING S.À R.L

By:	/s/ Jan Willem Overheul
	Name:	Jan Willem Overheul
	Title:	B Manager

Signature Page to Subscription Agreement